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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 August 14, 2002
                        (Date of earliest event reported)

                           Torch Energy Royalty Trust
             (Exact name of registrant as specified in its charter)

            Delaware                     1-1247              74-6411424
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)      Identification Number)


                            1100 North Market Street
                           Wilmington, Delaware 19890
          (Address of principal executive offices, including zip code)

                                  302/651-8584
              (Registrant's telephone number, including area code)

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Item 1. Changes in Control of Registrant

     Not applicable

Item 2. Acquisition or Disposition of Assets

     Not applicable

Item 3. Bankruptcy or Receivership

     Not applicable

Item 4. Changes in Registrant's Certifying Accountants

     Not applicable

Item 5. Other Events

     Not applicable

Item 6. Resignation of Registrant's Directors

     Not applicable

Item 7. Financial Statements and Exhibits

     Exhibits

          Exhibit
          Number           Title of Document
          -------          -----------------
          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 8. Change in Fiscal Year

     Not applicable

Item 9. Regulation FD Disclosure

     Attached as Exhibit 99.1 is the certification of J. P. Bryan, the Chief Executive Officer of Torch Energy Advisors Incorporated ("TEAI"), the grantor of the Torch Energy Royalty Trust, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Michael Smith, the Chief Financial Officer of TEAI, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed on August 14, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TORCH ENERGY ROYALTY TRUST

                                          By:  Wilmington Trust Company, Trustee

August 13, 2002                           By: /s/ Bruce L. Bisson
                                             -----------------------------------
                                             Bruce L. Bisson
                                             Vice President


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                                  Exhibit Index

          Exhibit
          Number         Title of Document
          -------        -----------------
          99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002